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                                                                    EXHIBIT 10.6

                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT, dated as of June 30, 1999 (together with all amendments, if any, from time to time hereto, this "Agreement") between Transmedia Network Inc., a Delaware corporation ("Pledgor"), and The Chase Manhattan Bank ("Lender").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Pledgor, as Borrower, and the Lender (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), the Lender has agreed to make Loans to Pledgor;

         WHEREAS, Pledgor is the record and beneficial owner of the shares of stock listed in Part A of Schedule I hereto (the "Pledged Shares"); and

         WHEREAS, in connection with the making of the Loans and other extensions of credit under the Credit Agreement and as security for the obligations of Pledgor under the Credit Agreement, the Lender is requiring that Pledgor shall have executed and delivered this Agreement and Pledgor has agreed to pledge the Pledged Collateral (as defined below) to the Lender in accordance herewith;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Lender to make Loans under the Credit Agreement, it is agreed as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in Annex X attached to the Credit Agreement which Annex X is incorporated by reference herein.

2. Pledge. Pledgor hereby pledges to the Lender, and grants to the Lender, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

         2.1 the Pledged Shares owned by such Pledgor and the certificates representing such Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; and

         2.2 such portion, as determined by the Lender, of any additional shares of stock of a Pledged Entity from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments

                             (Page 202 of 252 Pages)
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                  and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares.

3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Financing Agreements and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all reasonable fees, out-of-pocket costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

4. Delivery of Pledged Collateral. All certificates and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Lender.

5. Representations and Warranties. Pledgor represents and warrants to the Lender that:

         5.1 Pledgor is, and at the time of delivery of the Pledged Shares to the Lender will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by such Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement;

         5.2 All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable;

         5.3 Pledgor has the right to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to the Lender as provided herein;

         5.4 None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

         5.5 All of the Pledged Shares are presently owned by Pledgor and are presently represented by the certificates listed on Part A of Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

         5.6 No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (a) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (b) to be obtained, given, made or taken by the Borrower for the exercise by the Lender of the

                             (Page 203 of 252 Pages)
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                  voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

         5.7 The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of the Lender in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien;

         5.8 This Agreement has been duly authorized by all necessary or proper corporate action, including the consent of stockholders where required, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms;

         5.9 The Pledged Shares constitute 100% of the issued and outstanding shares of stock of each Pledged Entity; and

         5.10 The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6. Covenants. Pledgor covenants and agrees that until the payment in full of the Secured Obligations and the termination of the Credit Agreement (the "Termination Date"):

         6.1 Without the prior written consent of the Lender, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Credit Agreement;

         6.2 Pledgor will, at his or her expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Lender from time to time may reasonably request in order to ensure to the Lender the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC financing statements, which may be filed by the Lender with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with the Lender, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

         6.3 Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Lender in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

                             (Page 204 of 252 Pages)
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         6.4      Pledgor will, upon obtaining ownership of any additional stock of a Pledged Entity or stock otherwise required to be pledged to the Lender pursuant to any of the Financing Agreements, which stock is not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to the Lender a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any such additional stock, pursuant to which Pledgor shall pledge to the Lender all of such additional stock. Pledgor hereby authorizes the Lender to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Lender shall for all purposes hereunder be considered Pledged Collateral.

7. Pledgor's Rights. As long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8 hereof:

         7.1 Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Financing Agreement; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Lender in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

                  (a) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

                  (b) the consolidation or merger of a Pledged Entity with any other Person;

                  (c) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Lender;

                  (d) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its stock; or

                  (e) the alteration of the voting rights with respect to the stock of a Pledged Entity; and

         7.2 Pledgor shall be entitled, from time to time, to collect and receive for his or her own use all cash dividends and interest paid in respect of the Pledged Shares to the extent not in violation of the Credit Agreement other than any and all: (a) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in

                             (Page 205 of 252 Pages)
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                  respect of, or in exchange for, any Pledged Collateral; (b)
                  dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (c) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Agreement; and

         7.3 All dividends and interest (other than such cash dividends and interest as are permitted to be paid to Pledgor in accordance with Section 7.2 above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to the Lender to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary indorsement).

8.       Defaults and Remedies; Proxy.

         8.1 Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to Pledgor, the Lender (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Lender was the outright owner thereof. Any sale shall be made at a public or private sale at the Lender's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Lender may deem fair, and the Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Lender.

                             (Page 206 of 252 Pages)
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         8.2      PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE
                  LENDER AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE
                  RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE
                  RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON
                  (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. THE LENDER AGREES THAT IT SHALL NOT EXERCISE ANY POWER OF AUTHORITY GRANTED TO IT AS PROXY AND ATTORNEY-IN-FACT OF PLEDGOR UNLESS AN EVENT
                  OF DEFAULT HAS OCCURRED AND IS CONTINUING.
                  NOTWITHSTANDING THE FOREGOING, THE LENDER SHALL NOT HAVE
                  ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

         8.3 If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Lender, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

         8.4 If, at any time when the Lender shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part

                             (Page 207 of 252 Pages)
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                  thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (the "Act"), the Lender may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Lender may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, the Lender in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Lender shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                  (a) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

                  (b) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                  (c) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                  (d) as to such other matters as the Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                             (Page 208 of 252 Pages)
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         8.5      Pledgor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 8.4 above. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor and a Pledged Entity would agree to do so.

         8.6 Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of the Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies. No failure or delay on the part of the Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by the Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Lender's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

         8.7 Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Lender, that the Lender shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9. Waiver. No delay on the Lender's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by the Lender with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Lender's right to take any action or to

                             (Page 209 of 252 Pages)
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         exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Lender's rights as against Pledgor in any respect.

10. Assignment. The Lender may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

11. Termination. Immediately following the Termination Date, the Lender shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

12. Lien Absolute. All rights of the Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Financing Agreement or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Financing Agreement or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d) the insolvency of the Borrower or any of its Subsidiaries; or

                  (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

13. Release. Pledgor consents and agrees that the Lender may at any time, or from time to time, in its discretion:

                  (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

                             (Page 210 of 252 Pages)
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                  (b)      exchange, release and/or surrender all or any of the
                           Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Lender in connection with all or any of the Secured Obligations;

all in such manner and upon such terms as the Lender may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations.

Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Lender's part shall in any event affect or impair this Agreement.

14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledged Entity for liquidation or reorganization, should Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15.      Miscellaneous.

         15.1 The Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

         15.2 Pledgor agrees to promptly reimburse the Lender for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Lender in connection with the administration and enforcement of this Agreement.

                             (Page 211 of 252 Pages)
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         15.3     Neither the Lender, nor any of its respective officers,
                  directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

16. CHOICE OF LAW. THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS, SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, THE LENDER AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN
         ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE
         TO CONTRACTS MADE AND PERFORMED IN THAT STATE (OTHER THAN
         SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF THE LENDER AND PLEDGOR.

17. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

18. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein:

                  If to the Lender, at:

                           Chase Securities Inc.
                           Global Client Management
                           10 South LaSalle Street, 23rd Floor
                           Chicago, IL  60603
                           Attention: David Christopher
                           Telecopy: (312) 807-4077

                             (Page 212 of 252 Pages)
                  with a copy to:

                           Chase Securities Inc.
                           270 Park Avenue, 7th Floor
                           New York, New York  10017
                           Attention: Christopher Evans
                           Telecopy: (212) 834-6564

                  If to Pledgor, at:

                           Transmedia Network Inc.
                           11900 Biscayne Boulevard
                           Miami, Florida  33181-9915
                           Attention: Steve Lerch
                           Telecopy: (305) 892-3342

                  with a copy to:

                           Morgan Lewis & Bockius, LLP
                           101 Park Avenue
                           New York, New York  10178
                           Attention: Stephen P. Farrell
                           Telecopy: 212-309-6273

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this
Section 18, (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

19. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                             (Page 213 of 252 Pages)

20. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

21. Benefit of Lender. All security interests granted or contemplated hereby shall be for the benefit of the Lender, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

                            [signature page follows]

                             (Page 214 of 252 Pages)

                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.


                                        TRANSMEDIA NETWORK INC.,
                                        as Pledgor


                                        By: /s/ Stephen E. Lerch
                                            ------------------------------------
                                            Name:  Stephen E. Lerch
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


                                        THE CHASE MANHATTAN BANK,
                                        as Lender


                                        By: /s/ Steven J. Faliski
                                            ------------------------------------
                                            Name:  Steven J. Faliski
                                            Title: Vice President
                                            Its:   Duly Authorized Signatory

                             (Page 215 of 252 Pages)

                                   SCHEDULE II

                                PLEDGE AMENDMENT

                  This Pledge Amendment, dated ________________, ___ is delivered pursuant to Section 6.4 of the Pledge Agreement referred to below. All defined terms used herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the shares pledged prior to this Pledge Amendment and as to the shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated as of June 30, 1999, between undersigned, as Pledgor, and The Chase Manhattan Bank, as Lender (the "Pledge Agreement") and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any shares not included in the Pledged Collateral at the discretion of the Lender may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations.

                     --------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                         Class                    Certificate              Number
     Pledged Entity      of Stock                  Number(s)               of Shares               % Outstanding
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                             (Page 216 of 252 Pages)